UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010

MASTER SILICON CARBIDE INDUSTRIES, INC.

      (Exact name of Registrant as specified in charter)

Nevada	000-52988	01- 0728141
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

558 Lime Rock Road, Lakeville, Connecticut 06039
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (860) 435-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 10, 2010, the Board of Directors of Master Silicon Carbide Industries, Inc. (the "Company") approved, effective immediately, a change in the Company's fiscal year end from June 30th to December 31st.  The Company will file a transition report on Form 10-K covering the transition period of July 1, 2009 through December 31, 2009.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2010

MASTER SILICON CARBIDE INDUSTRIES, INC.

(Registrant)

By:	/s/ Mary E. Fellow
Name: Mary E. Fellows
Title: Executive Vice President and Secretary